Exhibit 10.4



                   Supplemental Agreement No. 6

                                to

                    Purchase Agreement No. 1670

                              between

                        THE BOEING COMPANY

                                and

                      UNITED AIR LINES, INC.

             Relating to Boeing Model 747-422 Aircraft

       THIS SUPPLEMENTAL AGREEMENT, entered into as of the 13th day of April 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation, and UNITED WORLDWIDE CORPORATION (collectively hereinafter called Buyer);

                       W I T N E S S E T H:

       WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as " The Aircraft", or the "Firm Aircraft", "[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft" or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

       WHEREAS, Buyer wishes to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and accelerate the delivery of two (2) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 747 Aircraft;

       NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:


1. The following Letter Agreement is executed contemporaneously with this Supplemental Agreement and is attached hereto and is part of this Supplemental Agreement.

       Agreement No.        Subject
       6-1162-DLJ-891R2     [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. The parties hereby agree to Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of two
(2) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 747 Aircraft which are currently scheduled for delivery in February 1997 and May 1997, respectively; and the parties hereby concurrently agree to the acceleration of the scheduled delivery months of these two (2) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 747 Aircraft to May 1996 and June 1996, respectively. Article 2, entitled Delivery of Aircraft; Title and Risk of Loss, paragraph
2.1 is hereby deleted in its entirety and replaced with a new paragraph 2.1 which reflects February and May 1997 Aircraft accelerating to May and June 1996. Such revised paragraph is attached hereto as Attachment 1 and incorporated into the Purchase Agreement by this reference.

3. Article 5, entitled Payment, paragraph 5.1, entitled Advance Payment Base Price, is hereby deleted and replaced with a new paragraph 5.1, which reflects the revised Advance Payment Base Price for the May and June 1996 Aircraft. Such revised paragraph is attached hereto as Attachment 2 and incorporated into the Purchase Agreement by this reference.

4. Letter Agreement 1670-5 entitled Option Aircraft is revised by deleting in its entirety paragraph 5 entitled Option Exercise and substituting a new paragraph 5 to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. . Such new paragraph is attached hereto as Attachment 3 and incorporated into the Purchase Agreement by this reference.

5. Letter Agreement 6-1162-DLJ-891R1 entitled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted in its entirety and replaced with a new Letter Agreement 6-1162-DLJ-891R2. Such new letter agreement reflects changes to 1) paragraph 11 entitled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. All other paragraphs carry forward into the new Letter Agreement unchanged. Letter Agreement 6-1162-DLJ-891R2 is attached hereto and incorporated into the Purchase Agreement by this reference.


6. The following "Months to be Utilized in Determining the Value of H & W" are hereby added to the table on page 3 of Exhibit D, entitled Price Adjustment due to Economic Fluctuations.

       Month of Scheduled
       Aircraft Delivery as Set    Months to be Utilized
       Forth in Article 2.1 of     Determining the Value
       the Agreement               of H & W

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.     This paragraph is intentionally deleted and not used.


8. Buyer agrees that the invoice for each of the 747 Aircraft in this Supplemental Agreement will contain a One Hundred and Eight Thousand Dollars ($108,000) charge pursuant to paragraph No. 13 of Letter Agreement No. 6-1162-TML-1205.


9. Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at the time Buyer takes delivery of the two (2) rescheduled Converted 747 Aircraft that are the subject of this Agreement.





[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]









[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



12. This Supplemental Agreement is subject to the confidentiality provisions of Letter Agreement 6-1162-DLJ-886.


13. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                UNITED AIR LINES, INC.


By:/s/ M. Monica Fix               By: /s/ Douglas A. Hacker
Its: Attorney in Fact              Its: Senior Vice President - Finance


                                  UNITED WORLDWIDE CORPORATION

                                   By: /s/ Douglas A. Hacker
                                   Its: Senior Vice President - Finance



Attachment 1 to
Supplemental Agreement No. 6


ARTICLE 2.    Delivery of Aircraft; Title and Risk of Loss.

       2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during or, if mutually agreed, before the months set forth in the following schedule:

       Month and Year
       of Delivery          Quantity of Aircraft

       August 1992                One (1)
       October 1992               One (1)
       December 1992              One (1)

       April 1993                 Two (2)
       June 1993                  One (1)
       August 1993                One (1)

       June 1994*                 One (1)
       July 1994*                 One (1)

       May 1996*                  One (1)
       June 1996*                 One (1)
       June 1996                  One (1)
       August 1996                One (1)

       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)

       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)

       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)
       [*CONF.TREAT.REQ.]         One (1)

       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT]


If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.

Attachment 2 to
Supplemental Agreement No. 6


ARTICLE 5.    Payment.

       5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

       Month and Year of        Advance Payment Base
       Scheduled Delivery       Price per Aircraft

       August 1992                  [*CONF.TREAT.REQ.]
       October 1992                 [*CONF.TREAT.REQ.]
       December 1992                [*CONF.TREAT.REQ.]

       April 1993                   [*CONF.TREAT.REQ.]
       August 1993                  [*CONF.TREAT.REQ.]
       November 1993                [*CONF.TREAT.REQ.]

       June 1994 *                  [*CONF.TREAT.REQ.]
       July 1994 *                  [*CONF.TREAT.REQ.]

       May 1996 *                   [*CONF.TREAT.REQ.]
       June 1996 *                  [*CONF.TREAT.REQ.]
       June 1996                    [*CONF.TREAT.REQ.]
       August 1996                  [*CONF.TREAT.REQ.]







       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT]







       [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2.
The advance payment base prices of each Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."

Attachment 3 to
Supplemental Agreement No. 6


Letter Agreement No. 1670-5

Paragraph 5   Option Exercise

       5.1 In the event Buyer elects to purchase an Option Aircraft under the provisions contained herein Buyer shall exercise its option by giving written or telegraphic notice to Boeing of such election and specifying the month and year of delivery of such Option Aircraft on or before [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]prior to the first day of the scheduled delivery month of such Option Aircraft.